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                                                                 EXHIBIT 99.1



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                              :       Chapter 11
                                    :
JACOM COMPUTER SERVICES, INC.,      :
UNICAPITAL CORPORATION, et al.,     :       Case No. 00-42719 (CB)
                                    :
                            Debtors :       Jointly Administered
                                    :
                                    :


                          SCHEDULE OF CASH RECEIPTS AND
                          DISBURSEMENTS FOR THE PERIOD
                    OF DECEMBER 11, 2000 TO DECEMBER 31, 2000


         Attached is the Debtors' consolidated schedule of cash receipts and disbursements for the period of December 11, 2000 to December 31, 2000.

Dated:  New York, New York
        April 5, 2001



                                                 GREENBERG TRAURIG LLP


                                                 By: /s/ Richard Miller
                                                     ------------------
                                                     Richard S. Miller (RM-2428)
                                                     David Neier (DN-5391)
                                                     Attorneys for Debtors and
                                                     Debtors-in-Possession
                                                     200 Park Avenue
                                                     New York, NY  10166
                                                     (212) 801-9200



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                             UNICAPITAL CORPORATION
                    LEAD CASE, JACOM COMPUTER SERVICES, INC.
                            CASE NUMBER 00-42719 (CB)
                    REPORT OF CASH RECEIPTS AND DISBURSEMENTS
                             DECEMBER 11 TO 31, 2001


Beginning Cash Balance                           6,233,115

Inflows:
Lease Stream Inflows                                    --
PFSC Servicing Fee                                      --
Big Ticket Lease Payments                           34,611
Big Ticket Asset Sales                                  --
Other                                            1,163,997
                                                 ---------

TOTAL                                            1,198,608

Outflows:
Personnel Costs                                  1,198,595
Professional Fees                                       --
Operating Costs:
Travel, Lodging, & Meals                                --
Occupancy                                           11,170
Other                                                   --
                                                 ---------

TOTAL                                            1,209,765

Cash Sweep to Bank of America                    4,400,761
DIP Advances                                            --
                                                 ---------

TOTAL                                            5,610,526
                                                 ---------

Ending Cash Balance                              1,821,197


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